SBARRO, INC.

                          1985 INCENTIVE STOCK OPTION PLAN
                        (As amended through August 20, 1996)


            PLAN SUMMARY

                      This plan is  designed to advance  the growth  and

            prosperity of SBARRO, INC. and its subsidiaries by providing key employees with an additional incentive to contribute  to

            the company's future prosperity.   Without prejudice to  the

            other compensation programs established by the company,  the incentive provided herein  is to be  given key employees  by means of stock options and stock appreciation rights  (SARS)

            provided  under  this  plan.    With  regard  to  SARS,  the

            Committee may grant  such rights  to option  holders who  by reason of their position with the Corporation are subject to restrictions .in the purchase and sale of the  Corporation's common stock.  Each SAR shall only be granted in  connection with an  option granted,  or previously  granted, under  the

            plan.   Any  option holder  shall  be required  to  exercise

            options concurrently  with  any  exercise of  SARs  and  the

            Committee  may  in   its  discretion,   impose  such   other

            conditions on the exercisability of SARs as it deems fit.

                      The plan  will be  administered  by the  Board  of

            Directors  or  a  Committee  established  by  the  Board  of

            Directors.  This  Committee has the  power to grant  options and/or SARS,  and  may  make  all  other  determinations  in connection with the granting of  options and SARs under  the plan.  The  Committee has  the authority  to determine  from






            time to time those officers and key employees of the company and its  subsidiaries to  whom options  or  SARs are  to  be granted.  The plan provides that an aggregate of  1,350,0001 shares of  the company's  common stock  may be  optioned  to

            officers and other  key employees.   The purchase price  for

            this optioned stock  is to be  established by the  Committee but in no  event will  it be less  than 100  percent of  the common stock's  fair  market value  on  the date  of  option grant.

                      Pursuant to IRC  422A, the  aggregate fair  market

            value of the  stock for which  any employee  may be  granted options in any calendar year is not to exceed $100,000  plus any unused limit  carryover (as  defined in  Plan S5(c))  to such year from any prior calendar year beginning on or after

            January 1, 1981.  Under the  plan, an SAR may be granted  in connection with an option, including an ISO granted pursuant to the plan at  the time of the  option grant.  Payment  for shares subject to options granted under the plan may be made by the optionee in cash, other  common stock of the  company owned by the optionee, or a combination of both.

            PLAN TEXT

            THE SBARRO, INC. 1985 STOCK OPTION PLAN (THE "PLAN") Adopted

            by the Board of Directors March 29, 1985.

                      1.   Purpose.   The purpose  of  this Plan  is  to

            advance the  growth  and  prosperity of  SBARRO,  Inc.  (the

            1* Gives effect to stock splits effectuated between March 29, 1985 and March 28, 1995.






            "Company") and its subsidiaries  by providing key  employees with an  additional  incentive  to contribute  to  the  best

            interests of  the  Company.    Without  prejudice  to  other

            compensation programs  approved from  time  to time  by  the

            Board of Directors (the "Board") and/or shareholders of  the

            Company, such  additional  incentive  is  to  be  given  key

            employees  by   means   of  stock   options   and/or   stock

            appreciation rights  provided for  under  this Plan.    Such

            options hall be Incentive  Stock Options within the  meaning of Section 422A of the Internal Revenue Code of 1954.

                      2.   Administration of the Plan.  This Plan  shall

            be administered by the Board or such committee of  directors as the Board may  establish or designate (the  "Committee"),

            such committee to consist of not less than two members,  all of whom must be "non-employee directors" within the  meaning of Rule 16b-3 of the rules and regulations of the Securities and Exchange  Commission  promulgated under  the  Securities

            Exchange Act of 1934, as amended.  References in the Plan to determinations or actions by  the Compensation Committee  or the Committee shall be deemed to include determinations  and

            actions by  the Committee  or the  Board of  Directors.   No

            person while a member of the Committee shall be eligible  to be granted an option or stock appreciation right under  this

            Plan.  Subject to  the control of  the Board, the  Committee shall have power to grant options and/or stock  appreciation rights under  the  Plan,  to interpret  the  Plan,  to  make regulations for carrying  out its purpose,  and to make  all






            other determinations  in  connection with  the  granting  of

            options   and/or   stock   appreciation   rights   and   the

            administration of the Plan.

                      3.   Eligible  Employees.    The  Committee  shall

            determine from time to time those officers and key employees of the Company and its subsidiaries to whom options or stock appreciation rights shall be granted, the amount thereof and the terms  and  conditions,  including  requirements  as  to continued employment  by the  participant, upon  which  such options or rights are granted and are exercisable.

                      4.   The Stock.  The Stock subject to the options,

            stock appreciation rights and  other provisions of the  Plan shall be  shares of  the Company's  authorized and  unissued

            Common Stock, par value $.01 per share, or reacquired Common

            Stock held in the Treasury.   The total number of shares  of

            the Company's Common Stock that may be purchased pursuant to stock options  or transferred  pursuant to  the exercise  of stock appreciation rights under the Plan shall not exceed in

            the aggregate  300,000 shares.   Shares  subject to  options

            which  terminate  or  expire  prior  to  exercise  shall  be available for further option hereunder.  Shares  represented by an unexercised stock option surrendered upon exercise  of stock appreciation  rights including,  without  duplication,

            any shares  issued  in  payment of  any  stock  appreciation right, shall be deducted from the aggregate and shall not be

            available  for  further  options  hereunder.    Each  option

            granted under this Plan shall be subject to the  requirement






            that, if  at  any time  the  Board or  the  Committee  shall determine that the listing registration or qualification  of the shares subject thereto  upon any securities exchange  or under any state or federal law,  or the consent or  approval of any governmental regulatory body, or investment or  other representations, are  necessary or  desirable in  connection with the issue  or purchase  of shares  subject thereto,  no such option may be exercised in whole or in part unless such listing, registration, qualification,  consent, approval  or representations shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.

            If required at any  time by the Board  or the Committee,  an option may not be exercised until the optionee has delivered an investment letter to the Company.

                      5.   Terms and Conditions of  Options.  All  stock

            options granted pursuant to the Plan  shall be in such  form as the Committee shall from time to time determine and shall be subject to the following terms and conditions:

                           6.   Option Price.  The  price per share  for

                      Common Stock under each  option granted under  the

                      Plan  shall  be  determined   and  fixed  by   the

                      Committee but in no event be less than 100% of the

                      fair market value of the Common Stock on the  date

                      of grant of such option.  In the case of the grant

                      of an option to an individual who, at the time  of

                      the  grant,  owns  more  than  10%  of  the  total

                      combined voting power of  all classes of stock  of






                      the Company,  such price  per share  shall not  be

                      less than 110%  of the  fair market  value of  the

                      Common Stock on the date  of grant of the  option.

                      For purposes hereof "fair  market value" shall  be

                      the closing  price  of  the common  stock  on  the

                      American Stock Exchange on  the date of grant,  or

                      if there were no transactions in the Common  Stock

                      on such day, then the last preceding day on  which

                      a transaction took place, provided, however,  that

                      in the  event  the  date  of  grant  precedes  the

                      listing of the Common Stock on the American  Stock

                      Exchange fair market value shall be determined  by

                      the  independent   certified  public   accountants

                      regularly employed  by  the Company,  or  in  such

                      manner as may be determined by the Committee.

                           7.   Option Period.  The period during  which

                      an option may be exercised shall be determined  by

                      the Committee, provided, however, that in no event

                      shall  an   option   be  exercisable   after   the

                      expiration of 10 years  from the date such  option

                      was granted, and provided further than in the case

                      of the grant of an option to an individual who, at

                      the time of the grant,  owns more than 10  percent

                      of the total combined voting power of all  classes

                      of stock of  the Company, in  no event shall  such

                      option be exercisable more  than 5 years from  the

                      date  of  the   grant.    Options   may  be   made






                      exercisable in installments,  and such options  or

                      installments thereof may be exercised in part from

                      time to time after  they become exercisable.   The

                      maturity of any installment or installments may be

                      accelerated at the discretion of the Committee.

                           No  option   may  be   exercised  after   the

                      termination of  employment of  a participant  with

                      the Company  or  a  parent or  subsidiary  of  the

                      Company, except that: (a)  if such termination  of

                      employment is due to disability, any options  held

                      by the optionee which are then exercisable by him,

                      or which by  acceleration become exercisable,  may

                      be exercised  by him  within one  year after  such

                      termination and in all other events the option may

                      be exercised by him within three months after such

                      termination; and (b) in the event of the death  of

                      a  participant  (whether   during  or  after   the

                      termination of his employment) any options held by

                      the optionee which are then exercisable, or  which

                      by  acceleration   become  exercisable,   may   be

                      exercised within nine  months after  his death  by

                      the person  or  persons  to  whom  the  optionee's

                      rights under such options are transferred by  will

                      or the laws of descent and distribution.

                           During any authorized  leave of absence  from

                      employment, installments  under any  option  shall

                      become exercisable but may not be exercised during






                      such period.   After return  to active  employment

                      any   unexpired   options   which   have    become

                      exercisable may be exercised.  Termination of  the

                      leave of absence  by death or  reasons other  than

                      return  to  active  employment  shall   constitute

                      termination of  employment  for  the  purposes  of

                      clauses (a) and (b) above.

                           No option shall be exercisable while there is

                      "outstanding' (within the meaning of Section  422A

                      (c)(7) of the Code) any option previously  granted

                      to such participant to purchase shares of stock of

                      the  Company,  a  parent  or  subsidiary  of   the

                      Company,   or   a   predecessor   of   any    such

                      corporations.

                           Nothing contained  in  the  Plan  or  in  any

                      option granted pursuant to  the Plan shall  confer

                      on any participant  any right to  be continued  in

                      the  employ  of   the  Company  or   one  of   its

                      subsidiaries.

                           8.   Limitations on Grants.  No option  shall

                      be  granted  during  any  calendar  year  to   any

                      participant under the Plan  if the aggregate  fair

                      market  value  (as  of  the  time  the  option  is

                      granted)  of  the  Common  Stock  covered  by  all

                      options  granted  to  such  participant  in   such

                      calendar year under this  Plan and any other  plan

                      of the Company or  any subsidiary exceeds the  sum






                      of (a)  $100,000  and (b)  the  optionee's  unused

                      "limit carryover,' as  described below.   For  any

                      calendar year (after 1980) in which such aggregate

                      fair market value is less than $100,000,  one-half

                      of the excess of $100,000 over such aggregate fair

                      market value will be a  limit carryover.  A  limit

                      carryover shall  be reduced  to the  extent it  is

                      used in any subsequent calendar year, and shall be

                      eliminated at the end of the third year subsequent

                      to the  calendar year  in which  it arose.   If  a

                      participant has limit carryovers  for two or  more

                      years, the limit carryover arising earliest  shall

                      be the first  used.  No  limit carryover shall  be

                      used until the aggregate fair market value of  the

                      Common Stock granted  pursuant to incentive  stock

                      options in  the  calendar year  exceeds  $100,000.

                      The foregoing limitations  shall be modified  from

                      time to  time to  reflect any  changes in  Section

                      422A(b)(8) of the Code setting forth such  limita-

                      tions.

                      9.   Terms and  Conditions of  Stock  Appreciation

            Rights.    Stock  appreciation  rights  may  be  granted  in

            connection with an  option granted pursuant  to the Plan  at

            the  time  of  the    grant  of  the  option.    All   stock

            appreciation rights shall be in  such form as the  Committee may from time to time determine and shall be subject to  the following terms and conditions:






                           10.  Extent of Grant.   The number of  shares

                      of stock covered by a grant of stock  appreciation

                      rights shall not  exceed the number  of shares  of

                      stock which  such  holder may  purchase  upon  the

                      exercise of the stock option with respect to which

                      the stock appreciation right is granted.

                           11.  Limitations   on   Exercise.       Stock

                      appreciation rights shall  be exercisable at  such

                      times and in such amounts  as the stock option  in

                      connection with  which  such rights  are  granted,

                      provided, however,  that if  a stock  appreciation

                      right is granted  to a person  subject to  Section

                      16(b) of the Securities Exchange Act of 1934, such

                      right and the option  in connection with which  it

                      was granted  shall  in  no  event  be  exercisable

                      during the first  six months of  its term  (except

                      that the  limitation  provided under  this  clause

                      shall not apply in the event the holder dies or is

                      disabled prior to the expiration of the  six-month

                      period).   In addition,  notice of  exercise of  a

                      stock appreciation right may be given only  during

                      the period  beginning on  the third  business  day

                      following the release  of the Company's  quarterly

                      or annual summary of sales and earnings and ending

                      on the twelfth business day after such release.

                           (c)  Entitlement.  Stock appreciation  rights

                      shall entitle  the  holder  to  surrender  to  the






                      Company the unexercised stock option in connection

                      with which the rights were granted or any  portion

                      thereof,  and  to  receive  from  the  Company  in

                      exchange therefor an amount  equal to the  amount,

                      if any, by which  the aggregate fair market  value

                      of the  shares  of  Common Stock  covered  by  the

                      surrendered option  at the  exercise date  exceeds

                      the  aggregate  option  exercise  price  of  those

                      shares which would  be payable if  the option  had

                      been exercised on such date.  Upon the exercise of

                      a stock appreciation right, the Company shall  pay

                      to the holder the appropriate amount (i) in shares

                      of the  Company's  Common  Stock  valued  at  fair

                      market value, or (ii) in cash, or (iii) partly  in

                      shares and partly in cash, as shall be  determined

                      by the  Committee.    For  purposes  hereof  "fair

                      market value" shall  be the closing  price of  the

                      Common Stock on the American Stock Exchange on the

                      date of exercise of the stock appreciation rights.

                      Stock appreciation  rights may  be exercised  from

                      time to time upon actual receipt by the Company of

                      written notice  stating the  number of  shares  of

                      Common Stock  with  respect  to  which  the  stock

                      appreciation  right  is   being  exercised.     No

                      fractional shares will be issued but instead  cash

                      will be paid for a  fraction or, if the  Committee






                      should so determine, the number of shares shall be

                      rounded downward to the nearest whole share.

                      12.  Payment  for  Stock.    Payment  for   shares

            subject to options granted under the Plan may be made by the optionee in  the form  of cash,  other Common  Stock of  the

            Company owned by the optionee, or by a combination of Common

            Stock and cash.

                      13.  Non-Assignability.   During  a  participant's

            lifetime  options  or  stock  appreciation  rights  are  not transferable and are exercisable only by him.

                      14.  Dilution or Other Adjustments.  In the  event

            that the  outstanding  shares of  the  Common Stock  of  the

            Company shall be increased or  decreased or changed into  or exchanged for a different number or kind of shares of  stock or other securities  of the Company,  whether through  stock dividend, stock split,  recapitalization, or otherwise,  the

            Committee shall make appropriate adjustment in the number or kind of shares or securities available for options or  stock appreciation rights pursuant to this Plan and subject to any

            option or  right,  and the  purchase  price therefor.    The

            determination of the Committee as to such adjustments  shall be conclusive.

                      15.  Merger or Consolidation.  In the event of any

            merger, consolidation or other reorganization of the Company in which  the Company  is not  the surviving  or  continuing corporation (as determined  by the  Committee), all  options

            and  stock   appreciation  rights   granted  hereunder   and






            outstanding on the date  of such event  shall be assumed  by the surviving or continuing corporation.

                      16.  Amendment.  The Board  may from time to  time

            amend this Plan, but, except as provided above with  respect

            to  dilutions   or   other   adjustments   or   mergers   or

            consolidations,  or  with  the  approval  of  the  Company's shareholders, may not (a)  increase the aggregate number  of shares available  for option  or stock  appreciation  rights hereunder, (b) change  the price at  which options or  stock appreciation rights may be  granted, (c) extend the  maximum period during which  an option or  stock appreciation  right may be exercised, or (d) change the eligibility requirements for options or stock appreciation rights hereunder.

                      17.  Termination.  The Plan shall terminate on the

            date which is 10 years from the date the Plan is adopted  by the Board or the date the Plan is approved by the  Company's stockholders, whichever is earlier, unless sooner terminated

            by action of  the Board.   No option  or stock  appreciation

            right may  be granted  hereunder  after termination  of  the

            Plan, but such termination shall not affect the validity  of any option or stock appreciation right then outstanding.

                      18.  Stockholder Approval.  The Plan shall be sub-

            mitted for the approval of  the stockholders of the  Company at the first annual meeting of stockholders held  subsequent to the adoption of the Plan.  If at said meeting or adjourn-

            ment thereof the stockholders of the Company do not  approve the Plan, the Plan shall terminate.